[USAA                      USAA LIFE INVESTMENT TRUST
EAGLE                    SUPPLEMENT DATED JULY 6, 2004
LOGO (R)]                            TO THE
                            LIFE WORLD GROWTH FUND'S
                          PROSPECTUS DATED MAY 1, 2004


EFFECTIVE IMMEDIATELY ELIZABETH A. PALMER CO-MANAGES THE LIFE WORLD GROWTH FUND WITH DAVID R. MANNHEIM.

PAGE 14 OF THE PROSPECTUS IS AMENDED TO ADD THE FOLLOWING LANGUAGE.

Elizabeth A. Palmer, vice president, Global Equity Research, has co-managed the Fund since July 1, 2004. Ms. Palmer has been employed in the investment management area of MFS since January 2002. Prior to joining MFS, Ms. Palmer was an associate portfolio manager and client relationship manager at Grantham, Mayo, Van Otterloo & Co. LLC from 1999 to 2001. She earned a bachelor's degree from Mount Holyoke College and an MBA from Columbia Business School.